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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549



                             ---------------------------

                                      FORM 8-K/A

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) November 12, 1996


                              Quality Food Centers, Inc.
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                (Exact name of registrant as specified in its charter)


                                      Washington
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                    (State or other jurisdiction of incorporation)



              0-15590                                 91-1330075
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    (Commission File Number)                (IRS Employer Identification No.)


   10112 N.E. 10th Street
   Bellevue, Washington                                                98004
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(Address of principal executive                                    (Zip Code)
 offices)

          Registrant's telephone number, including area code (206) 455-3761



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            (Former name or former address, if changed since last report)


                                 Page 1 of __ Pages
                              Exhibit Index on Page 4

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                                                                               2

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 14, 1997, QFC acquired Keith Uddenberg, Inc. ("KUI") for approximately $35.3 million in cash and 904,646 shares of QFC Common Stock and, in connection therewith, assumed $24.3 million of existing KUI indebtedness (the "KUI Acquisition"). KUI operates 25 stores in the western and southern Puget Sound region of the state of Washington. Included under
Item 7 hereof are the historical financial statements of KUI, together with certin pro forma information of QFC, as adjusted to give effect to the KUI Acquisition and the Hughes Acquisition (as defined below).

ITEM 5.  OTHER EVENTS

         As previously reported under Item 5 in the Company's Current Report on Form 8-K dated November 12, 1996, QFC entered into a definitive merger agreement pursuant to which QFC will acquire Hughes Markets, Inc. ("Hughes") for approximately $360 million in cash (the "Hughes Acquisition"). The transaction is expected to be completed on March 19, and is subject to certain conditions. Included under Item 7 hereof is pro forma information of QFC, as adjusted to give effect to the Hughes Acquisition and the KUI Acquisition.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Filed as exhibit 99.2 is certain unaudited pro forma information of QFC, as adjusted to give effect to the Hughes Acquisition and the KUI Acquisition.


(j) EXHIBITS

    99.2 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 7, 1996; Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the fiscal year ended December 30, 1995; Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the 36 weeks ended September 7, 1996; Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the 52 weeks ended September 7, 1996.

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                                                                               3

SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUALITY FOOD CENTERS, INC.


March 14, 1997                              By:       /s/ MARC W. EVANGER
--------------------------                  ---------------------------------
                                            Marc W. Evanger, Vice President
                                            and Chief Financial Officer
                                            and Secretary/Treasurer

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                                                                               4

                                  INDEX TO EXHIBITS


Exhibit Number                                                      Exhibit Page


99.2 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 7, 1996; Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the fiscal year ended December 30, 1995; Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the 36 weeks ended September 7, 1996; Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the 52 weeks ended September 7, 1996.